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                                                                    EXHIBIT 99.1

         CONFIDENTIAL SEVERANCE AGREEMENT AND GENERAL RELEASE


         This Confidential Severance Agreement and General Release (this "Agreement") is hereby entered into by and among Richard K. Dickson II, an individual ("Executive"), Outdoor Channel Holdings, Inc., an Alaska corporation ("Holdings"), The Outdoor Channel, Inc., a Nevada corporation, ("Channel"), LDMA-AU, Inc., a Nevada corporation ("Lost Dutchman's") and Gold Prospectors' Association of America, Inc., a California corporation ("GPAA"). GPAA, Holdings, Channel, and Lost Dutchman's are referred to herein collectively as the "Companies".

                                    RECITALS
                                    --------

         A. Executive has been employed by Holdings pursuant to an Employment Agreement by and between Holdings and Executive dated as of April 14, 1999 attached hereto as Exhibit A (the "Employment Agreement"). Executive served as
(i) Chief Financial Officer, Chief Operating Officer and General Counsel and a director of Holdings, (ii) General Counsel and a director of Channel, (iii) a director of GPAA, and (iv) a director of Lost Dutchman's.

         B. On the Resignation Date (as defined below), Executive voluntarily, unconditionally and irrevocably resigned from all of his positions as an officer, director and employee that Executive held with any of the Companies and any other subsidiary or related entity of any of the Companies.

         In consideration of the mutual promises, representations, warranties, covenants and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby, acknowledge, the parties hereto mutually agree as follows:

         1. Agreement Date. Except as otherwise provided herein, this Agreement shall be dated the date it has been executed by both of the parties, and if the parties hereto execute this Agreement on different dates, the latter of such dates.

         2. Confirmation of Resignation. Subject to the next sentence, Executive hereby reaffirms his voluntary, unconditional and irrevocable resignation as an employee, officer, and director (including as a member of any committees of the Boards of Directors) of the Companies and any other subsidiary or related entity of any of the Companies, effective as of 5:00 p.m. on November 11, 2003 (the "Resignation Date"). By 5:00 p.m. on December 16, 2003, Executive will fax or e-mail to Holdings' Chief Executive Officer confirming the foregoing resignations. The Companies accept such resignations, effective on the Resignation Date. By this Agreement, Executive withdraws and waives any and all protests to meetings held or actions taken by the Boards of Directors of Channel and Holdings up to and including the Agreement Date that relate to the subject matter hereof and hereby gives his consent to such actions.

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         3. Property of the Companies; Property of Executive. Executive will by
December 19, 2003 return to the respective Companies all files, records, credit cards, keys, equipment, and any other property of such Companies or documents maintained by him for the Companies' use or benefit; provided, however, that Executive will be permitted to keep, and will be sold for the sum of $1.00, the Sony office computer utilized in his office and the Sony notebook computer (in both cases, without any data pertaining to the Companies).

         4. Benefits to Executive. In reliance on such voluntary resignation and the representations, warranties, agreements and releases in this Agreement, the Companies will provide Executive with the following pay and benefits:

         (a) Holdings has paid Executive all wages earned through November 19, 2003. Executive hereby acknowledges such receipt. Executive's earned but unused vacation (20 days, totaling $11,250, less applicable withholdings), has also been paid to him, and Executive acknowledges receipt thereof as full payment of the Companies' obligations related to vacation pay.

         (b) Holdings shall pay Executive the sum of $8,212, less applicable withholdings, by December 19, 2003. Thereafter, Holdings shall pay Executive $16,000 per month, in arrears, less legally required deductions, commencing December 31, 2003 and ending on April 30, 2004. Such monthly amount shall be direct deposited or mailed to Executive on the last day of each month. If Holdings does not direct deposit or mail such amount to Executive within 10 days after the last day of the month, Holdings shall pay to Executive a late fee equal to 1% of such monthly amount unless Holdings' delayed payment is excused by Executive's material breach of a term of the Agreement or the Exhibits hereto. In addition, if Executive exercises his rights under COBRA in a timely manner, Holdings will pay the premium for such insurance continuation for Executive and his family through April 30, 2004.

         (c) In the event Executive elects to waive and release any claims that he may have for violations of the Age Discrimination in Employment Act, as amended, pursuant to Exhibit B attached hereto (the "Age Release"), Holdings shall pay Executive $16,000 per month, in arrears, less legally required deductions, commencing May 31, 2004 and ending on October 31, 2004. In the event Executive elects to waive and release any claims Executive may have for violations of the Age Discrimination Employment Act pursuant to the Age Release, then Holdings will pay the COBRA premium for Executive and his family (assuming Executive exercises his rights under COBRA in a timely manner) commencing May 1, 2004 and ending on May 31, 2005. In the event Executive does not execute the Age Release or revokes the Age Release prior to its effectiveness, Executive will not receive the payments and benefits outlined in this subparagraph (c).

         (d) Pursuant to the Employment Agreement, Executive and Holdings agreed to defer a portion of Executive's earnings and Executive and the Companies agree and acknowledge that the deferred amount totaled $317,750 ("Deferred Amount"). By signing this Agreement, Executive and the Companies confirm and agree that as


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of January 1, 2000, Executive constructively received 134,375 shares of common stock of Holdings ("Holdings Deferred Shares") for part of the Deferred Amount, and 125,726 shares of common stock of Channel ("Channel Deferred Shares") for the remainder of the Deferred Amount, even though the certificates for the Holdings Deferred Shares and the Channel Deferred Shares were not physically issued to Executive at that time. Holdings shall issue the Holdings Deferred Shares within ten (10) business days following the Agreement Date. Holdings shall report Executive's income for the Holdings Deferred Shares on a corrected 2000 Form W-2, and file an amended Form 1120 tax return for 2000 to report Executive's income for the Holdings Deferred Shares. Executive shall file an amended Form 1040 tax return for 2000 to report the income for the Holdings Deferred Shares that is reported on the corrected Form W-2. Executive and the Companies agree that Executive's income for the Holdings Deferred Shares for 2000 is $436,719, which is based upon the closing price of the Holdings common stock on the first trading day of 2000, and this sum shall be reported as Executive's income for the Holdings Deferred Shares on the corrected Form W-2, and the amended Form 1120 and 1040 tax returns.

         (e) The Channel Deferred Shares shall be issued within ten (10) business days following the Agreement Date and a portion of such shares shall be retained by Holdings pursuant to a Stock Pledge Agreement as provided for in
Section 10 below and a share certificate representing the remainder of such shares shall be promptly delivered to Executive. Holdings shall report Executive's income for the Channel Deferred Shares on a corrected 2000 Form W-2, and file an amended Form 1120 tax return for 2000 to report Executive's income for the Channel Deferred Shares. Executive shall file an amended Form 1040 tax return for 2000 to report the income for the Channel Deferred Shares that is reported on the corrected Form W-2. Executive and the Companies agree that Executive's income for the Channel Deferred Shares for 2000 is $251,452, which is based upon the estimated fair market value of such shares as of January 2000, and this sum shall be reported as Executive's income for the Channel Deferred Shares on the corrected Form W-2, and the amended Form 1120 and 1040 tax returns.

         (f) The Administrator of the Holdings Stock Option Plan ("Holdings Option Plan") will permit Executive to exercise Executive's options to purchase up to 60,000 shares of Holdings common stock granted to Executive pursuant to the Holdings Stock Option Agreement signed by Executive on February 16, 2000, attached as Exhibit C (the "Holdings Option Agreement"), pursuant to the terms of the Holdings Option Agreement and to pay the exercise price pursuant to Sections 5.3(a), 5.3(b) or 5.3(c) of the Holdings Option Plan (and in the case of Section 5.3(c) of such option plan only so long as the surrender of shares of common stock does not result in the recognition of a charge to operations by the Channel or Holdings as determined in accordance with generally accepted accounting principles). In addition, Holdings will register on Form S-8 the stock issuable to Executive upon the exercise of such options within ten (10) business days of this Agreement and Executive agrees not to exercise Executive's options granted pursuant to the Holdings Option Agreement prior thereto. Executive understands and agrees that he must comply with all provisions of the Holdings Stock Option Agreement to exercise his options, including provisions relating to payment of taxes upon exercise.

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         (g) The Administrator of the Channel Stock Option Plan ("Channel Option
Plan") will permit Executive to exercise his options to purchase up to 200,000 shares of Channel common stock granted to Executive pursuant to the Channel
Stock Option Agreement effective as of December 10, 1997, attached as Exhibit D (the "Channel Option Agreement"), pursuant to the terms of the Channel Option Agreement and to pay the exercise price pursuant to Sections 5.3(a), 5.3(b) or 5.3(c) of the Channel Option Plan (and in the case of Section 5.3(c) of such option plan only so long as the surrender of shares of common stock does not result in the recognition of a charge to operations by the Channel or Holdings as determined in accordance with generally accepted accounting principles). Executive understands and agrees that he must comply with all provisions of the Channel Option Agreement to exercise his options, including provisions relating to the payment of taxes upon exercise, and that such options may, if a contemplated transaction is completed, be converted into options to acquire Holdings common stock at the then applicable exchange rate (with appropriate changes to the exercise price).

         (h) Holdings and Executive will execute the Registration Rights Agreement attached to this Agreement as Exhibit E and incorporated herein (the "Registration Rights Agreement").

         (i) Holdings will pay Executive $1,500 per month, less legally required deductions, for a period of 36 months commencing on December 1, 2004 and ending on October 31, 2007.

         (j) Holdings will pay Executive $100,000, less legally required withholdings, on or before January 31, 2004.

         (k) Perry Massie shall provide Executive with a letter of reference, a copy of which is attached hereto as Exhibit F. If anyone inquires of any now-current officer or director of Holdings or Channel about Executive's employment and/or services as a director of the Companies, such persons shall refer the inquiry to Perry Massie, and if he no longer holds the offices he currently holds with the Companies, to his successor, who shall advise the inquiring party that there is a letter of reference for Executive and who will on request forward a copy of Exhibit F to the inquiring party. Perry Massie or his successor will not state anything about Executive in response to such an inquiry that contradicts Exhibit F, provided, however, that nothing in this paragraph or Exhibit F shall require Massie, his successor, or any officer or director of the Companies to speak untruthfully in any legal proceeding or in dealing with any governmental agency.

         5. Continuation of Benefits After the Resignation Date. Except as expressly provided in this Agreement, the Holdings Option Agreement (and by virtue thereof, the Holdings Option Plan) and the Channel Option Agreement (and


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by virtue thereof, the Channel Option Plan), or in the plan documents governing the Companies' employee benefit plans, as of the Resignation Date, Executive will no longer be eligible for, receive, accrue, or participate in any other benefits or benefit plans provided by any of the Companies and any of their parents, direct or indirect subsidiaries, divisions or related entities (collectively referred to herein as the "Companies and their Related Entities"), including, without limitation, medical, dental and life insurance benefits, and 401(k) retirement plans. As of the Resignation Date, Executive was fully vested with regard to the contributions of Holdings made pursuant to Executive's 401(k) account in Holdings 401(k) retirement plan.

         6. COBRA Benefits. Nothing in this Agreement is intended to alter the terms of COBRA in any way and those terms shall remain applicable in all respects.

         7. Acknowledgement of Total Compensation. Executive acknowledges and agrees that the cash, options, shares and other consideration described in this Agreement satisfy any and all monies, other compensation or benefits that Executive earned or that is owed to him as a result of his employment by the Companies, under the Employment Agreement or otherwise.

         8. Agreements Between Executive, the Companies and Their Affiliates.

         (a) Executive represents, warrants and agrees that, (i) this Agreement,
(ii) the Channel Pledge Agreement (as defined below), (iii) the Channel Option Agreement, (iv) the Holdings Option Agreement; (v) the Registration Rights Agreement and (vi) the Age Release, if executed and not revoked, are the only current agreements between the Companies and Executive, and that any other agreements purportedly between the Companies and Executive are void and of no force or effect. Without limiting in any way the acknowledgement contained in
Section 7 above, Executive expressly acknowledges and agrees that Executive has no rights whatsoever under the Employment Agreement, the Acknowledgement Agreement dated April 14, 1999 attached hereto as Exhibit G (the "Acknowledgement Agreement") or the memorandum dated March 10, 1998 between Executive and Holdings (the "1998 Memorandum").

         (b) Except for the Holdings Deferred Shares and Channel Deferred Shares, Executive represents, warrants and agrees that (i) the Channel Option Agreement and the (ii) Holdings Option Agreement are the only options, warrants or other rights which Executive has to acquire any securities of any of the Companies. Executive acknowledges that Executive does not own any outstanding securities of either GPAA or Lost Dutchman's.

         (c) Executive represents and warrants that Executive is not indebted to the Companies and their Related Entities for any loan or other monies borrowed by Executive.

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         9. Holdings Deferred Shares. Executive acknowledges that the Holdings
Deferred Shares will not be registered under the Securities Act or qualified under the California Corporate Securities Law of 1968, as amended, and such shares shall contain a restrictive legend to such effect.

         10. Channel Deferred Shares. Executive acknowledges that the Channel Deferred Shares will not be registered under the Securities Act or qualified under the California Corporate Securities Law of 1968, as amended, and such shares shall contain a restrictive legend to such effect. Concurrently with the execution of this Agreement Executive agrees to execute the Channel Stock Pledge Agreement attached hereto as Exhibit H (the "Channel Pledge Agreement") as non-exclusive security for the faithful performance of Executive's covenants, representations, warranties, agreements and obligations as set forth therein. Executive agrees that certificates evidencing 30,500 Channel Deferred Shares (the "Pledged Channel Shares') together with stock assignments duly endorsed and separate from certificate (with a date and number of shares left blank) shall be retained by Holdings pursuant to the Channel Pledge Agreement. Executive irrevocably authorizes Holdings to hold the Pledged Channel Shares pursuant to the Channel Pledge Agreement and constitutes and appoints the Chief Executive Officer of Holdings as Executive's attorney-in-fact and agent and execute all documents necessary and proper as provided for under the Channel Pledge Agreement.

         11. Status of Employment Agreement. Except as otherwise provided herein, the parties agree that the Employment Agreement was terminated as of the Resignation Date.

         12. Release by Executive and Release by the Companies.

         (a) Subject to Section 13(c) below, Executive does hereby, for himself and his heirs, successors and assigns, release, acquit and forever discharge the Companies and their Related Entities, and their respective officers, agents, attorneys, directors, managers, employees, representatives, affiliates, related entities, successors, and assigns (collectively, the "Company Released Parties"), of and from any and all claims, actions, charges, complaints, causes of action, rights, demands, debts, damages, or accountings of whatever nature, known or unknown, which he or his heirs may have against such persons or entities based on any actions or events which occurred prior to and including the Agreement Date, including but not limited to those related to, or arising from, Executive's employment with the Companies, the Employment Agreement, the Acknowledgement Agreement, the 1998 Memorandum, termination of Executive's employment, the Holdings Deferred Shares, the Channel Deferred Shares, or any other equity or option to purchase equity of any Company Released Party, other than claims arising from this Agreement (including Holdings' 401(k) plan), the Registration Rights Agreement, the Holdings Option Agreement, the Channel Option Agreement, and the Channel Pledge Agreement.

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         (b) Subject to Section 13(d) below, the Companies do hereby, for themselves and their respective related entities, successors, and assigns, release, acquit, and forever discharge Executive and his heirs, successors, and assigns (collectively, the "Executive Released Parties"), of and from claims, actions, charges, complaints, causes of action, rights, demands, debts, damages, or accountings of whatever nature, known or unknown, which they may have against the Executive Released Parties based on any actions or events which occurred prior to and including the Agreement Date, including but not limited to those related to, or arising from, Executive's employment with the Companies, the Employment Agreement, the Acknowledgement Agreement, the 1998 Memorandum, the Holdings Deferred Shares, the Channel Deferred Shares, or any other equity or option to purchase equity of any Executive Released Party, other than claims arising from this Agreement, the Registration Rights Agreement, the Holdings Option Agreement, the Channel Option Agreement, and the Channel Pledge Agreement.

         13. Waiver of Civil Code Section 1542.

         (a) It is further understood and agreed that as a condition of this Agreement, all rights under Section 1542 of the Civil Code of the State of California are expressly waived by Executive and the Companies, except as expressly excepted in Sections 12(a), 12(b), 13(c), and 13(d) of this Agreement. Such Section reads as follows:

         "A General Release does not extend to claims which a creditor does not know or suspect to exist in his favor at the time of executing the Release, which if known by him must have materially affected his settlement with the debtor."

         (b) Executive and the Companies expressly waive and release any rights and benefits which either has or may have under any similar law or rule of any other jurisdiction pertaining to the matters released herein.

         (c) Notwithstanding Sections 12(a), 13(a) and 13(b) above, nothing in this Agreement shall be deemed to be a waiver or release by Executive of Executive's rights under California Labor Code Section 2802 regarding any acts by Executive prior to November 11, 2003 or of Executive's right to indemnity as provided in the Companies' bylaws or as otherwise provided in paragraph 16 of this Agreement.

         (d) Notwithstanding Sections 12(b), 13(a) and 13(b) above, nothing in this Agreement shall be deemed a waiver or release by the Companies of any claim against Executive based on any act or omission by Executive not presently known to any officer or director of the Companies which constitutes a breach of fiduciary duty or other unlawful act by Executive. If such claim is ever brought, however, it shall not relieve the Companies of their obligations under this Agreement or the exhibits hereto.

         (e) No party hereto has any right to rescind, change, modify and/or offset its obligations under this Agreement and the Exhibits hereto, including, without limitation, the computation or the amounts of the Deferred Amount, the Holdings Deferred Shares, and the Channel Deferred Shares and Executive's options to purchase shares under the Holdings Option Agreement and the Channel Option Agreement, except as otherwise provided in such Exhibits if such provision exists.

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         14. No Inducement of Legal Proceedings. Executive and the Companies
further agree that under no circumstances will either induce, encourage, solicit or assist any other person or entity to file or pursue any proceeding of any kind against the opposing Released Parties regarding any act or omission that occurred prior to the effective date of this Agreement; provided, however, that Executive shall not be precluded from discussing with Executive's father any claims he may have against the Companies, provided, however, Executive will not represent or assist his father in any such legal action or otherwise arrange for such legal representation. However, if Executive's father brings such legal action, nothing herein shall prevent the Companies from introducing any evidence related to Executive while employed by or a Director of Holdings and/or Channel.

         15. Cooperation Clause.

         (a) To facilitate the orderly conduct of the Companies business, at no cost to Executive, Executive shall cooperate with any requests by the Companies for information or assistance related to the time of his employment.

         (b) Executive shall execute and deliver to the Companies any ancillary agreements or other documents requested by the Companies that are reasonably necessary or desirable to give effect to the provisions of this Agreement.

         (c) Executive, at no cost to himself, agrees to cooperate with the Companies and their Related Entities and their counsel (i) in any investigations (including internal investigations) and audits of the Companies or any of their Related Entities' management's current and past conduct and business and accounting practices and (ii) in the Companies' defense of, or other participation in, any administrative, judicial, or other proceeding arising from any charge, complaint or other action which has been or may be filed relating to the period during which Executive was engaged in employment with the Companies and/or their Related Entities. Prior to January 1, 2005, Executive will not communicate, directly or indirectly, with any shareholder, person or entity any words, comments, or opinions which are materially detrimental to the Companies (regardless of whether the actual effect of such communication is detrimental or not) concerning the management or governance of the Companies and/or their Related Entities, the operations of the Companies and/or their Related Entities, the decisions by the boards of directors of the Companies or other positions taken by the Companies and/or their Related Entities, or the financial status of the Companies and/or their Related Entities; provided, however, Executive may communicate privately to the Chief Executive Officer and the directors of the Companies regarding such matters; and provided, further, that nothing herein requires Executive to speak untruthfully in any legal proceeding or in dealing with any governmental agency. Executive shall direct inquiries from third parties on these issues to the Chief Executive Officer of Holdings.

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         (d) Executive will not seek or accept employment by the Companies or their Related Entities at any time and if he does so, his application need not be considered.

         (e) Executive will promptly return any files, customer lists, financial information (excluding publicly filed or disseminated information) and other property of the Companies and their Related Entities that are in Executive's possession or control that have not been returned to the Companies as of the Effective Date, without making copies thereof.

         (f) Executive will not use or disclose any confidential financial, personnel, or client information, trade secrets, or other confidential information that he learned while employed by the Companies.

         (g) Prior to January 1, 2005, Executive will not solicit or participate in or assist in any way in the solicitation of any employee of the Companies to cease employment with the Companies or to begin an employment or consulting relationship with any other employer.

         (h) Executive will not solicit or participate in or assist in any way in the solicitation of the customers of the Companies to cease or decrease doing business with the Companies or to do business with any competitor of the Companies, unless Executive can establish by a preponderance of the evidence that he did not use or disclose any proprietary information or trade secret information of the Companies in identifying such customer or making such solicitation.

         16. Indemnification and Insurance.

         (a) Subject to Section 16(b) hereof, with regard to Executive's actions as a member of the Board of Directors of the Companies, the Companies agree to defend and indemnify Executive in accordance with the indemnification provisions contained in their bylaws. To the extent the Companies maintain directors and officers insurance that provides coverage for Perry Massie and/or Tom Massie, the Companies agree that such insurance and any continuations thereof for Perry Massie and/or Tom Massie shall also include same coverage for Executive for the periods during which Executive was a member of the Board of Directors of the Companies.

         (b) If Executive is a party or is threatened to be made a party to any claim, action or proceeding by reason of any action taken by Executive while Executive was a director of Channel prior to the Resignation Date, Channel agrees to indemnify and hold harmless Executive to the same extent as provided in the Bylaws of Holdings as such Bylaws exist on the date of this Agreement, except as may be otherwise prohibited by California, Nevada or other applicable law. Notwithstanding the foregoing, Executive shall not be entitled to indemnification for acts or omissions or transactions from which a director may not be relieved of liability as set forth in Section 204(a)(10) of the California Corporations Code or as set forth in Article IX of the Amended and Restated Articles of Incorporation of Channel.

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         (c) Prior to requesting any reimbursement or advance for matters covered by Sections 16(a) or (b) above, Executive agrees to submit bills to the Companies' insurer for payment as requested by the Companies and the Companies shall not be obligated to make any payment with respect to any costs or expenses for which payment is actually made under a valid and collectible insurance policy. Executive agrees to give the Companies such assistance, information and cooperation as they may reasonably request in connection with any matter covered by this Section 16.

         17. Approval by the Board of Directors. The Board of Directors of Holdings has approved (or ratified) this Agreement and its terms and provisions, including, without limitation, the issuance of the Holdings Deferred Shares and the shares of common stock issuable upon the exercise of the Holdings Option Agreement.

         18. Breach of Release. Executive and the Companies agree that if they hereafter commence, join in, or in any manner seek relief through any suit arising out of, based upon, or relating to any of the claims released by them as provided in paragraphs 12 and 13 herein above, or in any manner assert against any of the parties they have released any of the claims they have released hereunder, they shall pay to such parties, in addition to any other damages caused to them, reasonable attorneys' fees incurred in defending or otherwise responding to said suit or claim.

         19. Office Furniture and Personal Property of Executive.

         (a) Prior to the date of this Agreement, Holdings has returned to Executive the personal office furniture of Executive (consisting of a desk, chair, microwave, copy machine, television and other miscellaneous items). Prior to the date of this Agreement, Holdings has also paid on behalf of Executive the costs and expenses for returning such personal office furniture. On or before December 19, 2003, Holdings shall return to Executive all his personal files and records that were maintained by Executive.

         (b) With regard to any legal work which Executive performed for the Companies and/or any related entities prior to Executive's employment with the Companies, Executive may request copies of or access to any files he maintained related thereto, and the Companies will either, at Executive's option, provide access to such files or copies to Executive at Executive's expense.

         (c) Executive acknowledges that the Companies do not owe Executive any rent or any other amounts for the use of Executive's personal property while such property was at the executive offices of Holdings.

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         (d) Certain items of personal property used in Executive's Newport
Beach and Temecula offices (consisting of telephones, a table, books, and other miscellaneous items) are of nominal value and are considered Executive's personal property.

         20. Reimbursement of Expenses. Upon the submission of proper invoices and receipts in accordance with the normal procedures of Holdings and the Channel, which submission shall be within thirty (30) days of the date of Agreement, Executive shall be entitled to receive reimbursement for reasonable out-of-pocket business expenses properly incurred by Executive which have not been previously reimbursed by the Companies for Executive's services to the Companies in connection with his trips to Arkansas and New Mexico; provided, however, that each such expense must be of a nature qualifying it as a proper business expenditure of the Companies and Executive furnishes to the Companies adequate records, receipts and other documentary evidence reasonably required by the Companies for the submission of such expenses and such expenses otherwise comply with the general policies of the Companies with respect to expense reimbursement; provided, however, in no event shall such expenses exceed $3,000.

         21. Securities Matters.

         (a) Executive represents and warrants that (i) Executive is aware and knowledgeable of the financial condition, plans and business prospects of the Companies and (ii) by reason of Executive's business and financial experience, Executive is capable of evaluating the merits and risks of an investment in shares of the common stock of Holdings and in Channel and is capable of protecting Executive's own interests in connection with such investment. Executive acknowledges that (i) Executive is responsible for Executive's required filings with the Securities and Exchange Commission in connection with any acquisition of common stock of Holdings and any subsequent sale or disposition of such shares, and (ii) Executive may acquire shares of common stock of Holdings and/or Channel which have not been registered under the Securities Act or qualified under the California Corporate Securities Law of 1968, as amended (and such shares will contain a legend to such effect), and that any disposition of such shares is subject to restrictions imposed by federal and state law.

         (b) Subject to the next sentence, Executive agrees that Executive will not (i) participate in any "solicitation" of "proxies" (as such terms are used in the proxy rules of the Securities and Exchange Commission) to vote, or seek to influence any person with respect to the voting of any voting securities of the Companies, (ii) try to influence the management, boards of directors, actions or the policies of the Companies, or (iii) publicly oppose decisions or recommendations by the Board of Directors of the Companies. Executive's covenants contained in the previous sentence shall terminate upon the earlier of
(i) two (2) years from the Resignation Date or (ii) such time as the aggregate beneficial ownership (as determined in accordance with Section 13 of the Securities Exchange Act of 1934 and the rules thereunder) of Thomas Massie, Perry Massie, the Estate of Wilma Massie, Musk Ox Investments L.P., Musk Ox Properties L.P. and their related parties and affiliates, including, but not limited to trusts and foundations established by any of the foregoing, on a collective basis, becomes less than forty percent (40%) of the outstanding voting securities of the Company.

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         (c) Executive agrees and acknowledges that the holding periods for the
Holdings Deferred Shares and the Channel Deferred Shares shall commence as determined under Rule 144 under the Securities Act and the SEC interpretations and no action letters thereunder. In connection with any requested transfer of, or any requested removal of any restrictive legend placed on, unregistered securities, Executive shall provide to the Companies an unqualified written opinion (citing appropriate authorities and precedents) of a reputable law firm with experience in securities matters who shall be, and whose legal opinion shall be, reasonably satisfactory to Holdings and its legal counsel that the transfer or removal of any legend is in compliance with the Securities Act, and if applicable, California securities laws and may be lawfully accomplished without registration or qualification of such securities or the retention of such legend, as applicable. Upon receipt of such satisfactory written opinion, Holdings agrees to take appropriate steps to transfer or reissue such securities without a Securities Act restrictive legend, as applicable.

         (d) Until November 10, 2005, to the extent institutional investors approach the chief executive of Holdings with their interest in acquiring in private sales large blocks of Holdings common stock (i.e., more than $500,000 worth of stock at the time of such approach), and to the extent Holdings approves of such potential investor purchasing such shares, Holdings agrees that it will advise such institutional investors of Executive's interest in selling shares so long as Executive has communicated to Chief Executive a definite current interest in selling such amount of stock.

         22. Arbitration.

         (a) Any dispute regarding the validity or terms of this Agreement or any aspects of Executive's employment or its termination and any other disputes between the parties hereto shall be resolved by binding arbitration before a single arbitrator selected by mutual agreement of the parties. If no such agreement can be promptly reached after written demand for arbitration has been served on the other party, an arbitrator shall be selected and the arbitration conducted in accordance with the rules of Judicate West in Orange County, California which are applicable to employment-related disputes, as the exclusive remedy for any such dispute, and in lieu of any court action, which is hereby waived. The only exception is a claim by either party for injunctive relief pending arbitration, or other provisional relief pursuant to California Code of Civil Procedure ss. 1281.8. The arbitrator shall not have the power or authority to require either party to take or refrain from taking any action other than as expressly provided for in this Agreement.

         (b) The parties shall have the right of discovery in the arbitration, subject to the limitations set forth in Rule 26 of the Federal Rules of Civil Procedure, except that there shall be no right to propound interrogatories or requests for admissions. The arbitration shall otherwise be subject to the provisions of California Code of Civil Procedure Section 1280, et seq., to the extent those provisions are not in conflict with the other terms of this Agreement. The arbitrator shall follow the laws of the State of California and the United States in rendering an award, and the award shall be in the form of a reasoned decision setting forth the factual and legal reasons for the award. The arbitrator shall have no authority to fail to follow the laws of the State of California and the United States except as expressly modified in this Agreement and the Exhibits hereto.

         23. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California, without giving effect to principles of conflict of laws.

         24. Attorneys' Fees. In any action, litigation, arbitration or proceeding between the parties arising out of or in relation to this Agreement, each party shall bear its own costs and expenses, including reasonable attorneys' fees.

         25. Non-Admission of Liability. The parties understand and agree that neither the payment of any sum of money nor the execution of this Agreement by the parties will constitute or be construed as an admission of any liability whatsoever by any party.

         26. Tax Matters. The Companies may, if required in their reasonable judgment, withhold from any amounts payable to Executive (excluding the Channel Deferred Shares and the Holdings Deferred Shares) all Federal, state, city and other taxes as required by applicable law and may file with appropriate governmental authorities all information returns or other reports with respect to any amounts payable under this Agreement, as may, in their reasonable judgment, be required by law. Executive agrees that any federal, state, municipal or other taxes that may be owed or payable as a result of the sums paid to Executive pursuant to this Agreement and/or any of the shares which Executive is entitled to receive or otherwise acquire pursuant to this Agreement and the exhibits referred to herein or therein are Executive's sole and exclusive responsibility. Executive agrees to indemnify, defend and hold the Companies harmless from and against any and all liability or claim for any tax, contribution or penalty or interest thereon incurred or demanded as a result of the payments or transfers contemplated by this Agreement; provided, however, that in no event will Executive be required to reimburse the Companies with respect to any income tax liability to the extent that Executive has actually paid the tax that gave rise to the assertion of the withholding tax liability against the Companies, as provided in Section 3402(d) of the Code; provided, further that the provisions of this Section 26 shall not require Executive to indemnify the Companies with respect to any interest and penalties related to the Companies' failure to withhold or report taxes in a timely manner, or with respect to the Companies' income tax liabilities that are not related to Executive's failure to pay income tax due on the payments or transfers to Executive that are referenced in this Agreement. In order to secure Executive's promise to promptly pay all agreed tax liabilities related to the receipt of the Holdings Deferred Shares and the Channel Deferred Shares, Executive shall execute the Channel Pledge Agreement as provided for in Section 10 above.

         27. Severability. If any one or more of the provisions contained herein (or parts thereof), or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity and enforceability of any such provision in every other respect and of the remaining provisions hereof will not be in any way impaired or affected, it being intended that all of the rights and privileges shall be enforceable to the fullest extent permitted by law. The parties hereto covenant and agree that they shall not initiate, directly or indirectly, any proceeding or action to declare and determine any provision contained herein invalid, illegal or unenforceable in any respect for any reason.

         28. Entire Agreement. Except as expressly provided herein, this Agreement and the Exhibits attached hereto contain all of the terms, promises, representations, and understandings made between the parties as of the Agreement Date and supersede any previous representations, understandings, or agreements, except for any agreement by Executive regarding confidentiality and/or protection of information, property, or trade secrets of the Companies, which agreement(s) shall continue in full force and effect.

         29. Waiver. No waiver by any party hereto at any time of any breach of, or compliance with, any condition or provision of this Agreement to be performed by any other party hereto may be deemed a waiver of similar or dissimilar provisions or conditions at the same time or at any prior or subsequent time.

         30. Amendment. This Agreement may be modified or amended only if such modification or amendment is agreed to in writing and signed by duly authorized representatives of the parties hereto, which writing expressly states the intent of the parties to modify this Agreement.

         31. Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original as against any party that has signed it, but all of which together will constitute one and the same instrument.

         32. Assignment. This Agreement inures to the benefit of and is binding upon Executive and the Companies and their respective heirs, successors and permitted assigns. Executive's rights under this Agreement are not assignable except by transfer at death pursuant to the applicable laws of descent and distribution, or to an inter vivos trust under the terms of which Executive is the grantor and beneficiary.

         33. Miscellaneous Provisions.

         (a) The parties represent that they have read this Agreement and fully understand all of its terms; that they have conferred with their attorneys and have been represented and advised by legal counsel of their choice regarding the negotiations and finalization of this Agreement; that they have executed this Agreement without coercion or duress of any kind; and that they understand any rights that they have or may have and sign this Agreement with full knowledge of any such rights.

         (b) The language in all parts of this Agreement must be in all cases construed simply according to its fair meaning and not strictly for or against any party. Whenever the context requires, all words used in the singular must be construed to have been used in the plural, and vice versa, and each gender must include any other gender. The captions of the Sections of this Agreement are for convenience only and must not affect the construction or interpretation of any of the provision herein.

         (c) Each provision of this Agreement and the Exhibits hereto to be performed by a party hereto is both a covenant and condition, and is a consideration for the other party's performance hereunder. All rights, remedies, undertakings, obligations, options, covenants, conditions and agreements contained in this Agreement are cumulative and no one of them is exclusive of any other. Time is of the essence in the performance of this Agreement.

         (d) Each party acknowledges that no representation, statement or promise made by any other party, or by the agent or attorney of any other party, has been relied on by him or it in entering into this Agreement, except for the representations, statements and promises expressly stated in this Agreement and the Exhibits attached hereto.

         (e) Each party understands that the facts and law with respect to which this Agreement is entered into may be materially different from those the parties now believe to be true. Each party accepts and assumes this risk and agrees that this Agreement and the releases in it shall remain in full force and effect, and legally binding, notwithstanding the discovery or existence of any additional or different facts or law, or of any claims with respect to those facts or law except as expressly provided otherwise above. Each of the parties hereto represents and warrants to the other that they have conducted such investigation of the facts and law relating to the subject matter of this Agreement and the other agreements referenced herein as they deem necessary and appropriate; provided, however, that this subparagraph (e) does not in any way apply to, impair, or affect Section 13(d).

         (f) Unless expressly set forth otherwise, all references herein to a "day" are deemed to be a reference to a calendar day. All references to "business day" mean any day of the year other than a Saturday, Sunday or a public or bank holiday in Temecula, California. Unless expressly stated otherwise, cross-references herein refer to provisions within this Agreement and are not references to the overall transaction or to any other document.

         (g) Each party to this Agreement will cooperate fully in the execution of any and all other documents and in the completion of any additional actions that may be necessary or appropriate to give full force and effect to the terms and intent of this Agreement.

         (h) If there is any conflict between the language of this Agreement and any Exhibit hereto, the language of this Agreement shall prevail.

         (i) Neither this Agreement nor any Exhibit hereto is effective until all are signed by each party hereto and thereto (counterpart signatures are effective for this purpose). Facsimile copies of signatures to this Agreement and to all Exhibits hereto



                            [continued on next page]
shall be effective and each party hereto agrees to exchange and deliver original signatures to this Agreement and to all Exhibits hereto by no later than 10:00 a.m. California time on December 19, 2003.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the dates indicated below.



         "Executive"                              /S/ RICHARD K. DICKSON II
                                                  ------------------------------
                                                  RICHARD K. DICKSON II

                                                  Dated:  December 16, 2003



         "Companies"                              OUTDOOR HOLDINGS, INC.


                                                  By: /S/ PERRY MASSIE
                                                      --------------------------
                                                  Name:  Perry Massie
                                                  Title:  President/CEO

                                                  Dated:  December 16, 2003



                                                  THE OUTDOOR CHANNEL, INC.


                                                  By: /S/ PERRY MASSIE
                                                      --------------------------
                                                  Name:  Perry Massie
                                                  Title:  Co-President/CEO

                                                  Dated:  December 16, 2003

                                                  LDMA-AU, INC.


                                                  By: /S/ PERRY MASSIE
                                                      --------------------------
                                                  Name:  Perry Massie
                                                  Title:  President

                                                  Dated:  December 16, 2003



                                                  GOLD PROSPECTORS' ASSOCIATION
                                                  OF AMERICA, INC.


                                                  By: /S/ PERRY MASSIE
                                                      --------------------------
                                                  Name:  Perry Massie
                                                  Title:  President

                                                  Dated:  December 16, 2003